Common Stock	12 Months Ended
May 31, 2024
Common Stock [Abstract]
Common Stock

NOTE 12. Common Stock

The Company’s common stock and warrants trade on the NASDAQ stock exchange under the symbol “HOVR” and “HOVRW”, respectively. Pursuant to the terms of the Company’s Articles and Notice of Articles, the Company is authorized to issue the following shares and classes of capital stock, each with no par value: (i) an unlimited number of Class A ordinary shares; and (ii) an unlimited number of Class B ordinary shares. The holder of each ordinary share is entitled to one vote.

As of May 31, 2024 there were warrants outstanding of 12,065,375 at an exercise price of $11.50 USD to purchase an equivalent number of Class A Ordinary Shares.

The Company has retroactively adjusted the shares issued and outstanding prior to January 12, 2024 to give effect to the Exchange Ratio.